Exhibit 21.1

BFC Financial Corporation
Subsidiaries

	Date of	State of
Subsidiary Name	Incorporation	Incorporation	Business Purpose

Subsidiaries of BFC Financial Corporation

BankAtlantic Bancorp, Inc.	April 1994	Florida	Savings bank holding company.
Levitt Corporation	December 1982	Florida	Holding Company
Eden Services, Inc.	May 1978	Florida	Real estate holding company.
I.R.E. Realty Advisory Group, Inc.	May 1981	Florida	Holding company.
I.R.E. Real Estate Investments Series 2, Inc.	February 1991	Florida	Real estate owner and operator.
I.R.E. Property Management, Inc.	August 1984	Florida	Manages commercial real estate.
I.R.E. Pension Advisors II, Corp.	July 1985	Florida	General partner of real estate limited partnership.
Center Port Development, Inc.	December 1985	Florida	General partner of real estate limited partnership.
I.R.E. BMOC, Inc.	February 1991	Florida	Real estate owner and operator.
BankAtlantic Financial Technology Venture Partners, LLC	November 2000	Florida	General partner of technology limited partnership.
N & N Partners, LLC	July 2000	Florida	General partner of technology limited partnership.
BankAtlantic Financial Ventures II, LLC	July 2000	Florida	General partner of technology limited partnership.
Cypress Creek Capital, Inc.	June 2004	Florida	Real estate financing

Subsidiaries of BankAtlantic Bancorp, Inc.

BankAtlantic	February 1952	US	A federal savings bank which provides traditional retail and commercial banking service.
ATM Services, LLC	May 1991	Florida	Inactive
BBC Capital Trust II	October 2001	Delaware	A statutory business trust
BBC Capital Statutory Trust III	May 2002	Connecticut	A statutory business trust
BBC Capital Statutory Trust IV	September 2002	Connecticut	A statutory business trust
BBC Capital Trust V	September 2002	Connecticut	A statutory business trust
BBC Capital Trust VI	November 2002	Delaware	A statutory business trust
BBC Capital Statutory Trust VII	December 2002	Connecticut	A statutory business trust
BBC Capital Trust VIII	December 2002	Delaware	A statutory business trust
BBC Capital Trust IX	December 2002	Delaware	A statutory business trust
BBC Capital Trust X			A statutory business trust
BBC Capital Trust XI			A statutory business trust
BBC Capital Trust XII			A statutory business trust
BankAtlantic Bancorp Partners, Inc.	March 1998	Florida	Inactive
TSC Holding, LLC	November 1995	Florida	Invests in tax certificates
RB Holdings, Inc.	May 2003	New Jersey	Investment banking

Subsidiaries of RB Holdings, Inc.

Ryan Beck & Co., Inc.	November 1988	New Jersey	Investment banking
Ryan Beck Management Co., Inc	July 2003	Delaware	Management

Subsidiaries of Ryan Beck & Co., Inc.

Ryan Beck Asset Sales, Inc.	November 1988	New Jersey	Inactive
Ryan Beck Financial Corp.	March 1983	New Jersey	Broker/dealer
Ryan Beck Planning and Insurance Agency Inc.	July 1988	New Jersey	Insurance Services
Gruntal Insurance Agency, L.L.C.	March 1997	Massachusetts	Insurance

	Date of	State of
Subsidiary Name	Incorporation	Incorporation	Business Purpose

Subsidiaries of BankAtlantic

Banc Servicing Center, LLC	September 1995	Florida	Inactive
BankAtlantic Factors, LLC	January 1997	Florida	Inactive
BA Community Development Corporation	September 2004	Delaware	Makes loans to low income communities
BA Financial Services, LLC	December 2001	Florida	Insurance and alternative investments.
BAH Corp.	December 2003	Delaware	Holding company
BankAtlantic Leasing Inc.	August 1989	Florida	Inactive
BankAtlantic Mortgage, LLC	May 1991	Florida	Inactive
BankAtlantic Mortgage Partners, Inc.	June 2004	Florida	10% partner in a company that provides commercial loan processing services
BA Title Insurance Agency, Inc.	February 1971	Florida	Title Agent
Fidelity Service, LLC	October 1970	Florida	Inactive
Fidelity Tax, LLC	March 2000	Florida	Invests in tax Certificates
Hammock Homes, LLC	October 1990	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
FT Properties, LLC	February 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 11, LLC	May 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 13, LLC	May 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 14, LLC	May 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 16, LLC	June 1992	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 18, LLC	June 1992	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 19, LLC	June 1992	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 2, LLC	February 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 20, LLC	June 1992	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 21, LLC	February 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 3, LLC	February 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 4, LLC	February 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 7, LLC	May 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 87, LLC	March 1987	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 88, LLC	May 1988	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.

	Date of	State of
Subsidiary Name	Incorporation	Incorporation	Business Purpose

Heartwood 90, LLC	November 1990	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 91, LLC	January 1991	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 91-1, LLC	February 1986	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 91-2, LLC	July 1987	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 91-3, LLC	December 1985	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Heartwood 91-4, LLC	January 1986	Florida	Takes title, manages, and disposes of BankAtlantic’s foreclosures.
Sunrise Atlantic, LLC	January 1990	Florida	Invests in Tax Certificates
Palm River Development Co., Inc.	July 1999	Florida	Invests in real estate joint ventures
River Club of Vero Beach, LLC	May 2001	Florida	Real estate developer
Professional Valuation Services, LLC	October 1987	Florida	Inactive
Heartwood Holdings, Inc.	July 1988	Florida	Real estate investment trust.
Leasing Technology, Inc.	February 1998	Florida	Lease financing of vehicles and equipment.

Subsidiaries of Levitt Corporation

Levitt and Sons, LLC	April 2000	Florida	Real estate developer
Core Communities, LLC	May 1996	Florida	Holding company
BankAtlantic Venture Partners 1, LLC	December 1985	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC	December 1986	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC	December 1987	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC	December 1987	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 7, Inc.	March 1998	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.	March 1998	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.	March 1998	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 10, Inc.	March 1998	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.	April 1999	Florida	Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.	April 1999	Florida	Invests in real estate joint ventures
Levitt Commercial LLC	January 2001	Florida	Develops real estate.
Bowden Building Corporation	October 1971	Tennessee	Develops real estate
Cypress Creek Holding, LLC	September 2004	Delaware	Real estate Developer

Subsidiaries of Levitt Commercial, LLC

Levitt Commercial Development LLC	January 2001	Florida	Develops real estate.
Levitt Commercial High Ridge, LLC	March 2002	Florida	Real Estate Developer
Levitt Commercial High Ridge II, LLC	March 2002	Florida	Real Estate Developer
Levitt Commercial Boynton Commerce Center, LLC	September 2003	Florida	Real Estate Developer
Levitt Commercial Andrews, LLC	November 2003	Florida	Real Estate Developer
Levitt Village at Victoria Park, LLC	June 2004	Florida	Real Estate Developer
Levitt Commercial Sawgrass, LLC	June 2004	Florida	Real Estate Developer

	Date of	State of
Subsidiary Name	Incorporation	Incorporation	Business Purpose

Subsidiaries of Levitt Commercial Development, LLC

Levitt Commercial Construction, LLC	June, 2004	Florida	General contractor

Subsidiaries of Core Communities, LLC

St. Lucie West Development Company, LLC	May 1996	Florida	Holds real estate
St. Lucie West Realty, LLC	July 1986	Florida	Sale of real estate
St. Lucie Farms, LLC	September 2000	Florida	Holds real estate
Lake Charles Development Company, LLC	May 1996	Florida	Develops real estate
Core Commercial Realty, LLC	October 1999	Florida	Sells real estate
Horizons St. Lucie Development, LLC	April 1999	Florida	Develops real estate
Tradition Brewery, LLC	May 2002	Florida	Inactive
Somerset Realty, LLC	May 2002	Florida	Real Estate
Horizons Acquisition 7, LLC	May 2002	Florida	Develops real estate
Tradition Development Company, LLC	March 1998	Florida	Real Estate Developer
Tradition Village Center, LLC	December 2002	Florida	Real Estate Developer
Tradition Mortgage, LLC	December 2002	Florida	Real Estate Developer
Tradition Construction, LLC	December 2002	Florida	Real Estate Developer
Tradition Irrigation Company, LLC	December 2002	Florida	Real Estate Developer
Tradition Health & Fitness LLC	December 2002	Florida	Real Estate Developer
Tradition Realty, LLC	December 2002	Florida	Real Estate Developer
Tradition Title Company, LLC	December 2002	Florida	Real Estate Developer
Horizons Acquisition 5, LLC	January 2003	Florida	Develops real estate
Tradition Outfitters, LLC	January 2004	Florida	Real Estate Developer
Core Communities of Georgia, LLC	March 2005	Florida	Develops real estate
Core Communities of South Carolina, LLC	March 2005	Florida	Develops real estate

Subsidiaries of Horizons St. Lucie Development, LLC

Horizons Acquisition 1, LLC	June 2002	Florida	Real Estate Developer
Horizons Acquisition 3, LLC	June 2002	Florida	Real Estate Developer
Horizons Acquisition 4, LLC	September 2002	Florida	Real Estate Developer

Subsidiaries of Levitt and Sons, LLC

Levitt and Sons, Inc.	December 2001	Florida	Inactive
Levitt & Sons Incorporated	December 1997	Delaware	Inactive
Levitt and Sons of Manatee County, LLC	May 1988	Florida	Real estate developer
Cascades by Levitt and Sons, LLC	November 1992	Florida	Real estate developer
Regency Hills by Levitt and Sons, LLC	October 1988	Florida	Real estate developer
Levitt Homes, LLC	February 1976	Florida	Real estate developer
Levitt Industries, LLC	October 1979	Florida	Inactive
Magnolia Lakes by Levitt and Sons, LLC	December 1985	Florida	Real estate developer
Levitt Realty Services, Inc.	October 1990	Florida	Real estate broker
Levitt Realty Services, LLC	December 2001	Florida	Inactive
Levitt and Sons at Hunter’s Creek, LLC	June 1990	Florida	Inactive
Avalon Park by Levitt and Sons, LLC	August 1996	Florida	Real estate developer

	Date of	State of
Subsidiary Name	Incorporation	Incorporation	Business Purpose

Levitt Construction Corp., East	October 1979	Florida	General contractor
Levitt Construction East, LLC	December 2001	Florida	General contractor
Levitt Homes Bellaggio Partners, LLC	May 1987	Florida	Invests in real estate joint ventures
Levitt and Sons of Georgia	March 2004	Georgia	Real estate developer
Levitt and Sons at Tradition, LLC	March 2004	Florida	Real estate developer
Levitt and Sons at Hawk’s Haven, LLC	May 2004	Florida	Real estate developer
Levitt and Sons at World Golf Village, LLC	May 2004	Florida	Real estate developer
Levitt and Sons of Hernando County, LLC	November 2004	Florida	Real estate developer
Levitt and Sons of Lee County, LLC	October 2004	Florida	Real estate developer
Levitt and Sons of Lake County, LLC	August 2004	Florida	Real estate developer
Levitt and Sons of Cherokee County, LLC	July 2004	Georgia	Real estate developer

Subsidiaries of Levitt Industries, LLC

Summerport by Levitt and Sons, LLC	August 1996	Florida	Real estate developer
Lev-Brn, LLC	July 1988	Florida	Invests in real estate joint ventures

Subsidiaries of Levitt Homes, LLC

BankAtlantic Venture Partners 5, LLC	December 1987	Florida	Invests in real estate joint ventures
Bellaggio by Levitt and Sons, LLC	June 1986	Florida	Real estate developer
Hampshire Homes, LTD	June 1986	Maryland	Holds real estate.
Levitt at Amherst, LLC	October 1987	Florida	General partner in real estate development
Levitt at Huntington Lakes, LLC	October 1994	Florida	Develops real estate
Levitt at Twin Acres, LLC	December 1993	Florida	General partner in real estate development
Levitt at Westchester West, LLC	September 1988	Florida	General partner in real estate development
Levitt at Westchester, LLC	October 1987	Florida	Inactive
Levitt Hagen Ranch, LLC	March 1998	Florida	General partner in real estate development
Levitt Homes at Waters Edge, Inc.	August 1988	New York	Inactive
LM Mortgage Company, LLC	April 1999	Florida	Mortgage broker
The Villages at Emerald Lakes, LLC	July 1990	Florida	Inactive
U.F.C. Title Insurance Agency, LLC	November 1984	Florida	Title agent